UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22041

Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Semiannual Report

April 30, 2022

To Our Shareholders,

For the six months ended April 30, 2022, the net asset value (NAV) total return per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund was (6.2)% compared with a total return of (9.7)% for the Standard & Poor’s (S&P) 500 Index. The performance of the ICE BofA 3 Month U.S. Treasury Bill Index for the six months ended April 30, 2022 was 0.1%. Other classes of shares are available. See page 3 for additional performance information for all classes.

Enclosed are the financial statements, including the schedule of investments as of April 30, 2022.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is capital appreciation. Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations, and other corporate reorganizations.

Performance Discussion (Unaudited)

Global deal merger and acquisition activity (M&A) totaled $5.9 trillion in 2021, a year over year increase of 64% and the most active year on record. The deal flow throughout the year was notably consistent, capped off with $1.5 trillion in deals in the fourth quarter. The total number of deals worldwide increased to an all time high for the year, including fifty-five deals greater than $10 billion, which is also a record. Deals with a value between $1-5 billion accounted for $1.9 trillion during the year, more than doubling year over year.

In the fourth quarter of 2021, we realized gains on deals including Kansas City Southern, an operator of railways in the U.S. and Mexico, which was acquired by Canadian Pacific Railway for $31 billion in cash and stock; PPD, Inc., a global contract research organization for pharmaceutical companies, was acquired by Thermo Fisher Scientific for $17.4 billion in cash; Acceleron Pharma, Inc., a developer of therapeutics to treat serious and rare diseases, which was acquired by Merck & Co. for $11.5 billion in cash; and Hill-Rom Holdings, Inc., a medical technology company that offers patient beds and monitoring and diagnostics products, which was acquired by Baxter International for $12.5 billion in cash.

Merger and acquisition activity remained robust in the first quarter of 2022, with global M&A exceeding $1.0 trillion for the seventh consecutive quarter. Technology was the most active sector for dealmaking, accounting for 25% of all deal activity in the first quarter for a total of $259 billion. Technology was followed by Financials and Real Estate as the most active sectors, accounting for 13% and 12% of deal activity, respectively. Following years of record fundraising, private equity remained very active announcing $291 billion of acquisitions, an increase of 18% compared with 2021, and accounting for 29% of M&A in the first quarter.

Some notable deals that closed in the first quarter of 2022 included:

Vocera Communications Inc., a provider of voice communication systems for medical facilities, agreed to be acquired by Stryker Corporation on January 6, 2022 in a $79.25 per share cash tender offer, valuing the deal at a $3.1 billion total enterprise value. The deal required U.S. regulatory approvals and a majority shareholder tender. The deal closed in 48 days on February 23, 2022.

McAfee Corporation is a provider of antivirus, cloud, and endpoint security solutions that agreed on November 8, 2021 to be acquired by a private equity consortium led by Advent International and Permira for $26 cash per share or a $14 billion total enterprise value. The deal was subject to several global regulatory approvals, as well as a shareholder vote, and closed on March 1, 2022.

On July 12, 2021, State Auto Financial, a super regional property and casualty insurer, agreed to be acquired by privately held Liberty Mutual Holdings for $52 per share in cash, or $1 billion. The deal required regulatory approvals, including the receipt of state insurance regulatory approvals, as well as a shareholder vote and closed on March 1, 2022.

Del Taco Restaurants Inc. is a fast food restaurant chain serving American and Mexican cuisines which operates locations across 16 states. Jack in the Box Inc. offered to acquire TACO on December 6, 2021 for $12.51 cash per share, or a total deal value of $585 million. The deal was only subject to U.S. regulatory approval and a shareholder vote, which was received on March 7, with the deal consummating one day later.

On February 14, 2022, BioDelivery Sciences International Inc., a developer of pain and neurological therapies that address debilitating conditions, agreed to be acquired in a cash tender offer by Collegium Pharmaceuticals Inc. for $5.60 cash, or a total deal value of $604 million following Hart Scott Rodino clearance and a majority tender of shares.

Looking ahead, we believe the drivers remain in place for another year of robust deal activity. We continue to find attractive investment opportunities in newly announced and pipeline deals. We remain focused on investing in highly strategic, well financed deals with an added focus on near term catalysts about our prospects and are upbeat about our prospects to generate absolute returns in 2022.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through April 30, 2022 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

Performance returns for periods of less than one year are not annualized.

	Six Months	1 Year	5 Year	10 Year	15 Year	Since Inception (2/28/01)
Class A (EMAAX)	(6.24)%	(6.13)%	2.64%	4.16%	2.91%	4.13%
With sales charge (c)	(11.63)	(11.52)	1.44	3.55	2.50	3.84
Class AAA (EAAAX) (d)	(6.25)	(6.13)	2.78	4.33	3.05	4.23
Class C (EMACX)	(6.60)	(6.86)	2.02	3.56	2.32	3.54
With contingent deferred sales charge (e)	(7.54)	(7.79)	2.02	3.56	2.32	3.54
Class Y (EMAYX)	(5.96)	(5.53)	3.16	4.66	3.39	4.61
S&P 500 Index (f)	(9.65)	0.21	13.66	13.67	9.28	7.93
Lipper U.S. Treasury Money Market Fund Average (f)	0.01	0.02	0.81	0.42	0.55	1.01
ICE BofA 3 Month U.S. Treasury Bill Index (f)	0.07	0.08	1.12	0.63	0.80	1.38

_____________

(a)	The Fund’s fiscal year ends on October 31.

(b)	The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	The Class A Share NAVs are used to calculate the performance for the periods prior to the issuance of Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with this share class.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(f)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. You cannot invest directly in an index.

In the current prospectuses dated February 28, 2022, the Fund’s gross expense ratios are 1.69%, 1.69%, 2.44%, and 1.44% for the Class AAA, A, C, and Y Shares, respectively, and the net expense ratio for class Y shares after contractual reimbursements by the Adviser is 1.04%. See page 13 for the expense ratios for the six months ended April 30, 2022. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

Gabelli Enterprise Mergers and Acquisitions Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from November 1, 2021 through April 30, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	11/01/21	04/30/22	Ratio	Period *
The Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$937.50	1.65%	$7.93
Class A	$1,000.00	$937.60	1.65%	$7.93
Class C	$1,000.00	$934.00	2.40%	$11.51
Class Y	$1,000.00	$940.40	1.01%	$4.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.61	1.65%	$8.25
Class A	$1,000.00	$1,016.61	1.65%	$8.25
Class C	$1,000.00	$1,012.89	2.40%	$11.98
Class Y	$1,000.00	$1,019.79	1.01%	$5.06

_____________

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of April 30, 2022:

Gabelli Enterprise Mergers and Acquisitions Fund

Long Positions
Computer Software and Services	8.8%
Energy and Utilities	8.6%
U.S. Government Obligations	8.6%
Health Care	8.0%
Diversified Industrial	7.3%
Financial Services	7.1%
Cable and Satellite	5.6%
Building and Construction	4.9%
Aerospace and Defense	3.7%
Machinery	3.5%
Materials	3.3%
Wireless Communications	2.9%
Semiconductors	2.8%
Telecommunications	2.6%
Media	2.5%
Entertainment	2.5%
Consumer Services	2.2%
Business Services	2.1%
Retail	1.7%

Food and Beverage	1.7%
Real Estate	1.6%
Automotive: Parts and Accessories	1.4%
Metals and Mining	1.3%
Broadcasting	1.2%
Specialty Chemicals	0.9%
Containers and Packaging	0.9%
Hotels and Gaming	0.6%
Communications Equipment	0.6%
Transportation	0.5%
Electronics	0.2%
Closed-End Funds	0.2%
Consumer Products	0.2%
Publishing	0.0%*
Other Assets and Liabilities (Net)	0.1%

Short Positions
Semiconductors	(0.1)%
100.0%

_____________

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments — April 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 90.7%
	Aerospace and Defense — 3.7%
40,000	Aerojet Rocketdyne Holdings Inc.†	$1,729,033	$1,599,200
18,000	Kaman Corp.	682,781	702,180
3,000	L3Harris Technologies Inc.	570,589	696,780
7,500	Meggitt plc†	79,683	73,089
500	Ultra Electronics Holdings plc	22,695	20,522
		3,084,781	3,091,771

	Automotive: Parts and Accessories — 1.4%
15,000	Haldex AB†	154,741	62,325
13,000	Iveco Group NV†	83,182	77,459
20,500	Meritor Inc.†	728,652	736,155
19,000	Tenneco Inc., Cl. A†	239,417	326,230
		1,205,992	1,202,169

	Broadcasting — 1.2%
4,500	Sinclair Broadcast Group Inc., Cl. A	134,647	100,080
42,000	TEGNA Inc.	937,688	926,100
		1,072,335	1,026,180

	Building and Construction — 4.9%
16,000	Armstrong Flooring Inc.†	43,291	26,240
6,000	Carrier Global Corp.	86,866	229,620
10,500	Cornerstone Building Brands Inc.†	237,621	256,095
38,000	Griffon Corp.	323,000	710,980
400	Huttig Building Products Inc.†	4,280	4,272
3,000	Lennar Corp., Cl. B	253,404	195,600
11,110	Nobility Homes Inc.	158,041	361,075
8,000	Skyline Champion Corp.†	37,951	408,320
11,000	Vulcan Materials Co.	432,608	1,895,190
		1,577,062	4,087,392

	Business Services — 2.1%
3,000	Atlantia SpA†	74,233	72,254
10,000	Bottomline Technologies DE Inc.†	561,961	566,200
275,000	Clear Channel Outdoor Holdings Inc.†	907,984	676,500
75,000	Dawson Geophysical Co.†	173,675	136,500
2,000	eWork Group AB	16,512	24,156
6,500	Nielsen Holdings plc	174,725	174,265
2,000	Stagwell Inc.†	4,570	13,560
9,000	Zynga Inc., Cl. A†	81,411	74,430
		1,995,071	1,737,865

	Cable and Satellite — 5.6%
26,000	DISH Network Corp., Cl. A†	601,410	741,260
Shares		Cost	Market Value
3,500	Liberty Broadband Corp., Cl. A†	$15,669	$376,810
3,500	Liberty Broadband Corp., Cl. C†	94,710	391,370
24,000	Liberty Global plc, Cl. A†	784,574	546,240
3,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	7,487	172,260
3,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	9,444	186,990
30,000	Shaw Communications Inc., Cl. B	929,161	893,473
45,000	Shaw Communications Inc., New York, Cl. B	1,042,914	1,340,100
		3,485,369	4,648,503

	Communications Equipment — 0.6%
20,000	Digi International Inc.†	199,946	378,400
6,000	NeoPhotonics Corp.†	92,908	90,840
		292,854	469,240

	Computer Software and Services — 8.8%
2,500	Activision Blizzard Inc.	203,467	189,000
3,500	Anaplan Inc.†	226,290	227,465
8,000	Aspen Technology Inc.†	1,207,398	1,268,320
44,000	Avast plc	350,092	312,049
9,000	CDK Global Inc.	490,861	489,690
3,000	Cerner Corp.	273,367	280,920
9,000	Change Healthcare Inc.†	206,850	212,040
10,000	Citrix Systems Inc.	1,020,426	1,001,000
14,500	Datto Holding Corp.†	503,035	503,150
5,000	Fiserv Inc.†	410,594	489,600
2,500	Mandiant Inc.†	55,205	54,950
12,500	Mimecast Ltd.†	993,921	996,000
6,000	Playtech plc†	55,108	39,534
1,000	Rockwell Automation Inc.	184,999	252,670
15,000	Sailpoint Technologies Holdings Inc.†	962,325	957,450
		7,143,938	7,273,838

	Consumer Products — 0.2%
2,000	Accell Group NV†	127,484	121,108
5,000	Bang & Olufsen A/S†	13,540	12,048
		141,024	133,156

	Consumer Services — 2.1%
75,000	MoneyGram International Inc.†	677,809	759,750
2,000	Rollins Inc.	1,781	67,080
20,000	Terminix Global Holdings Inc.†	871,929	917,800
		1,551,519	1,744,630

	Containers and Packaging — 0.9%
5,000	Ardagh Group SA	126,792	89,125

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — April 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Containers and Packaging (Continued)
4,000	Greif Inc., Cl. A	$170,138	$242,720
1,400	Greif Inc., Cl. B	60,489	81,704
10,000	Intertape Polymer Group Inc.	312,577	309,423
		669,996	722,972

	Diversified Industrial — 7.3%
800	Coherent Inc.†	175,257	214,320
8,000	Hexcel Corp.	452,170	434,880
160,000	Myers Industries Inc.	2,898,244	3,508,800
40,000	US Ecology Inc.†	1,909,793	1,919,600
		5,435,464	6,077,600

	Electronics — 0.2%
5,000	Plantronics Inc.†	195,350	199,300

	Energy and Utilities — 8.6%
6,000	Alerion Cleanpower SpA	16,449	186,093
133,333	Alvopetro Energy Ltd.	372,741	560,462
1,000	Avangrid Inc.	38,750	44,350
10,000	Avista Corp.	421,237	405,700
35,000	Endesa SA	965,019	739,573
7,087	Energy Transfer LP	48,293	78,524
1,000	Etablissements Maurel et Prom SA†	4,222	4,584
160,000	Gulf Coast Ultra Deep Royalty Trust	94,045	6,400
4,800	Iberdrola SA	47,133	55,752
3,500	KLX Energy Services Holdings Inc.†	19,467	17,255
8,000	NorthWestern Corp.	221,528	453,520
43,000	PNM Resources Inc.	2,117,330	2,006,380
4,000	Portland General Electric Co.	216,041	189,320
8,000	Renewable Energy Group Inc.†	485,525	488,480
27,000	Severn Trent plc	749,892	1,068,103
3,300	South Jersey Industries Inc.	107,566	112,827
1,500	Southwest Gas Holdings Inc.	71,090	132,165
12,500	UGI Corp.	544,202	428,750
10,000	Vidler Water Resouces Inc.†	158,295	157,400
16,000	Vivo Energy plc	28,337	29,133
		6,727,162	7,164,771

	Entertainment — 2.5%
41,000	Fox Corp., Cl. B	1,620,270	1,362,840
20,000	Liberty Media Corp.-Liberty Braves, Cl. A†	494,865	525,400
Shares		Cost	Market Value
11,600	Warner Bros Discovery Inc.†	$67,590	$210,540
		2,182,725	2,098,780

	Financial Services — 7.1%
16,500	Aareal Bank AG	536,935	566,065
1,500	Alleghany Corp.†	1,258,755	1,254,750
8,000	American National Group Inc.	1,514,126	1,508,880
2,800	Brookfield Asset Management Inc., Cl. A	141,120	139,608
17,500	Cadence Bank	492,550	438,200
7,000	Fanhua Inc., ADR	56,075	42,560
10,000	First Horizon Corp.	234,471	223,800
10,000	Intertrust NV†	219,443	206,770
45,500	Macquarie Infrastructure Holdings LLC	1,820,788	170,625
30,000	Navient Corp.	281,837	476,700
1,800	SouthState Corp.	121,769	139,392
8,500	Synovus Financial Corp.	295,747	353,090
400	Topdanmark AS	11,381	22,510
7,000	Webster Financial Corp.	157,842	349,930
		7,142,839	5,892,880

	Food and Beverage — 1.7%
6,000	Campbell Soup Co.	202,409	283,320
4,500	Flowers Foods Inc.	10,669	119,340
12,000	GrainCorp Ltd., Cl. A	137,407	87,669
10,000	Primo Water Corp.	146,627	146,400
3,800	Sanderson Farms Inc.	735,789	719,606
14,000	United Malt Group Ltd.	29,008	41,149
		1,261,909	1,397,484

	Health Care — 7.9%
52,500	Antares Pharma Inc.†	292,945	292,163
2,000	AstraZeneca plc, ADR	116,300	132,800
1,200	Bio-Rad Laboratories Inc., Cl. A†	116,459	614,472
8,400	Bioventus Inc., Cl. A†	132,886	101,052
9,000	Checkmate Pharmaceuticals Inc.†	93,606	93,420
7,000	Grifols SA, ADR	46,970	75,110
2,000	Healthcare Trust of America Inc., Cl. A, REIT	60,242	60,920
100	ICU Medical Inc.†	6,058	21,399
11,000	Idorsia Ltd.†	137,592	189,411
1,000	Illumina Inc.†	67,837	296,650
29,500	Intersect ENT Inc.†	764,564	807,415
35,000	IntriCon Corp.†	837,255	840,350
1,000	Natus Medical Inc.†	33,460	33,270
3,000	Ortho Clinical Diagnostics Holdings plc†	62,468	52,830
9,000	Perrigo Co. plc	379,125	308,700

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — April 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
6,000	QIAGEN NV†	$270,234	$272,220
10,000	Sierra Oncology Inc.†	545,890	545,100
6,000	Tivity Health Inc.†	193,500	192,780
75,000	Viatris Inc.	1,067,521	774,750
4,700	Vifor Pharma AG	814,097	831,288
		6,039,009	6,536,100

	Hotels and Gaming — 0.6%
5,500	Ryman Hospitality Properties Inc., REIT†	250,927	514,140

	Machinery — 3.5%
25,000	CFT SpA†	138,180	121,319
6,000	CIRCOR International Inc.†	102,219	117,900
35,000	CNH Industrial NV	317,062	506,956
30,000	CNH Industrial NV, Borsa Italiana	236,978	425,700
2,000	Otis Worldwide Corp.	96,351	145,680
6,553	Valmet Oyj	210,132	177,390
60,000	Welbilt Inc.†	1,399,910	1,417,200
		2,500,832	2,912,145

	Materials — 3.3%
500	Neenah Inc.	20,235	17,700
10,000	Rogers Corp.†	2,696,973	2,707,200
		2,717,208	2,724,900

	Media — 2.6%
49,000	Telenet Group Holding NV	2,207,005	1,462,899
40,000	The E.W. Scripps Co., Cl. A†	643,440	658,400
		2,850,445	2,121,299

	Metals and Mining — 0.9%
38,000	Alamos Gold Inc., Cl. A	478,500	294,880
4,257	Kinross Gold Corp.	22,197	21,506
15,000	Pan American Silver Corp., Toronto	210,416	371,891
50,000	Sierra Metals Inc.	156,265	50,500
1,500	Turquoise Hill Resources Ltd.†	40,039	40,926
		907,417	779,703

	Publishing — 0.0%
1,500	Lee Enterprises Inc.†	35,657	36,150

	Real Estate — 1.6%
16,000	American Campus Communities Inc., REIT	1,037,790	1,034,720
5,000	Bluerock Residential Growth REIT Inc.	132,269	133,050
5,000	Corem Property Group AB, Cl. B	11,505	10,622
10,000	Hibernia REIT plc	17,930	17,111
Shares		Cost	Market Value
200	PS Business Parks Inc., REIT	$37,571	$37,440
1,000	S IMMO AG	22,816	24,000
37,629	Trinity Place Holdings Inc.†	128,205	49,670
		1,388,086	1,306,613

	Retail — 1.7%
7,500	Marshall Motor Holdings plc	39,926	37,157
3,600	SpartanNash Co.	51,142	123,408
60,000	Sportsman’s Warehouse Holdings Inc.†	950,025	576,600
29,000	Village Super Market Inc., Cl. A	662,715	672,510
12,400	Yamada Holdings Co. Ltd.†	36,458	36,978
		1,740,266	1,446,653

	Semiconductors — 2.8%
8,500	CMC Materials Inc.	1,603,535	1,520,735
8,500	Siltronic AG	1,236,130	804,347
		2,839,665	2,325,082

	Specialty Chemicals — 0.9%
10,000	Atotech Ltd.†	246,364	213,000
15,000	GCP Applied Technologies Inc.†	377,584	470,550
15,000	SGL Carbon SE†	198,385	83,236
800	Tronox Holdings plc, Cl. A	18,847	13,760
		841,180	780,546

	Telecommunications — 2.6%
100	Gilat Satellite Networks Ltd.†	955	735
200,000	Koninklijke KPN NV	605,309	693,102
15,000	Liberty Latin America Ltd., Cl. A†	224,803	138,600
16,456	Liberty Latin America Ltd., Cl. C†	209,886	152,053
8,000	Orange Belgium SA	189,833	155,457
11,000	Parrot SA†	39,890	58,719
1,000	Rogers Communications Inc., Cl. B	2,955	54,460
20,600	Telesat Corp.†	757,707	231,544
3,500	Telesat Corp.†	110,883	39,340
30,000	Vonage Holdings Corp.†	618,244	598,800
		2,760,465	2,122,810

	Transportation — 0.5%
2,375	DSV A/S	217,955	394,082

	Wireless Communications — 2.9%
70,000	Lumen Technologies Inc.	1,146,944	704,200
34,000	Millicom International Cellular SA, SDR†	1,511,457	771,449
380,321	NII Holdings Inc., Escrow†	129,309	114,096

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — April 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Wireless Communications (Continued)
8,000	Telephone and Data Systems Inc.	$200,381	$146,560
23,000	United States Cellular Corp.†	971,407	661,940
		3,959,498	2,398,245
	TOTAL COMMON STOCKS	74,214,000	75,366,999

	CLOSED-END FUNDS — 0.2%
30,000	Altaba Inc., Escrow†	40,224	172,500

	RIGHTS — 0.5%
	Health Care — 0.1%
45,000	Achillion Pharmaceuticals Inc., CVR†	0	22,500
52,000	Adamas Pharmaceuticals Inc., CVR†	0	2,600
52,000	Adamas Pharmaceuticals Inc., CVR†	0	2,600
13,000	Ambit Biosciences Corp., CVR†(a)	0	21,970
5,000	Flexion Therapeutics Inc., CVR†	0	3,250
75,000	Innocoll, CVR†(a)	45,000	0
14,000	Ipsen SA/Clementia, CVR†(a)	18,900	0
11,000	Ocera Therapeutics, CVR†(a)	2,970	1,870
2,000	Prevail Therapeutics Inc., CVR†(a)	0	1,000
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	74,375	0
7,000	Tobira Therapeutics Inc., CVR†(a)	420	0
1,500	Zogenix Inc., CVR†	0	1,125
		141,665	56,915

	Media — 0.0%
40,000	Media General Inc., CVR†(a)	0	0

	Metals and Mining — 0.4%
10,000	Kinross Gold Corp., CVR†	0	0
400,000	Pan American Silver Corp., CVR†	92,000	328,000
		92,000	328,000
	TOTAL RIGHTS	233,665	384,915
Shares		Cost	Market Value
	WARRANTS — 0.0%
	Business Services — 0.0%
6	Internap Corp., expire 05/08/24†	$0	$3,912

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 8.6%
$7,165,000	U.S. Treasury Bills, 0.310% to 0.801%††, 06/02/22 to 07/21/22(b)	7,159,085	7,158,853

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%	$81,646,974	83,087,179

	SECURITIES SOLD SHORT — (0.1)%
	(Proceeds received $46,137)		(42,847)

	Other Assets and Liabilities (Net) — 0.1%		24,198

	NET ASSETS — 100.0%		$83,068,530

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (0.1)%
	Semiconductors — (0.1)%
700	II-VI Inc.	$46,137	$42,847

	TOTAL SECURITIES SOLD SHORT(a)	$46,137	$42,847

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — April 30, 2022 (Unaudited)

_____________

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At April 30, 2022, $3,600,000 of the principal amount was pledged as collateral for securities sold short.
(c)	At April 30, 2022, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

April 30, 2022 (Unaudited)

Assets:
Investments, at value (cost $81,646,974)	$83,087,179
Cash	12,618
Foreign currency, at value (cost $2,302)	2,293
Deposit at brokers for securities sold short	227,884
Receivable for investments sold	41,425
Receivable for Fund shares sold	10,257
Receivable from Adviser	14,452
Dividends and interest receivable	90,549
Prepaid expenses	37,005
Total Assets	83,523,662
Liabilities:
Securities sold short, at value (proceeds $46,137)	42,847
Payable for investments purchased	78,800
Payable for Fund shares redeemed	143,584
Payable for investment advisory fees	66,579
Payable for distribution fees	12,194
Payable for accounting fees	7,500
Payable for chief compliance officer compensation	656
Payable for shareholder communications	52,898
Payable for legal and audit fees	31,089
Other accrued expenses	18,985
Total Liabilities	455,132
Net Assets
(applicable to 5,664,397 shares outstanding)	$83,068,530
Net Assets Consist of:
Paid-in capital	$80,648,653
Total distributable earnings	2,419,877
Net Assets	$83,068,530
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,956,142 ÷ 412,499 shares outstanding; 100,000,000 shares authorized)	$14.44
Class A:
Net Asset Value and redemption price per share ($28,465,971 ÷ 2,013,534 shares outstanding; 200,000,000 shares authorized)	$14.14
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.00
Class C:
Net Asset Value and offering price per share ($5,514,181 ÷ 442,577 shares outstanding; 100,000,000 shares authorized)	$12.46	(a)
Class Y:
Net Asset Value, offering, and redemption price per share ($43,132,236 ÷ 2,795,787 shares outstanding; 100,000,000 shares authorized)	$15.43

Statement of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $33,665)	$612,433
Interest	8,567
Total Investment Income	621,000
Expenses:
Investment advisory fees	412,499
Distribution fees - Class AAA	8,740
Distribution fees - Class A	38,319
Distribution fees - Class C	31,004
Directors’ fees	32,728
Registration expenses	32,468
Legal and audit fees	32,464
Shareholder services fees	31,223
Shareholder communications expenses	26,912
Accounting fees	22,500
Custodian fees	11,698
Service fees for securities sold short(See Note 2)	2,932
Chief compliance officer compensation	1,221
Interest expense	630
Dividend expense on securities sold short	460
Miscellaneous expenses	10,461
Total Expenses	696,259
Less:
Expense reimbursements (See Note 3)	(86,428)
Expenses paid indirectly by broker (See Note 6)	(1,049)
Total Credits and Reimbursements	(87,477)
Net Expenses	608,782
Net Investment Income	12,218
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	2,088,786
Net realized gain on securities sold short	21,196
Net realized loss on foreign currency transactions	(8,421)
Net realized gain on investments, securities sold short, and foreign currency transactions	2,101,561
Net change in unrealized appreciation/depreciation:
on investments	(7,739,566)
on securities sold short	198,873
on foreign currency translations	(3,968)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(7,544,661)
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	(5,443,100)
Net Decrease in Net Assets Resulting from Operations	$(5,430,882)

_____________

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021

Operations:
Net investment income	$12,218	$43,697
Net realized gain on investments in securities, securities sold short, and foreign currency transactions	2,101,561	6,310,064
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(7,544,661)	8,769,219
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,430,882)	15,122,980
Distributions to Shareholders:
Accumulated earnings
Class AAA	(466,219)	—
Class A	(2,144,199)	—
Class C	(482,326)	—
Class Y	(2,678,147)	(102,080)
Total Distributions to Shareholders	(5,770,891)	(102,080)

Capital Share Transactions:
Class AAA	320,104	1,113,371
Class A	265,397	(1,019,907)
Class C	(340,388)	(2,224,680)
Class Y	1,871,111	(2,657,959)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	2,116,224	(4,789,175)

Redemption Fees	2	8

Net Increase/(Decrease) in Net Assets	(9,085,547)	10,231,733
Net Assets:
Beginning of year	92,154,077	81,922,344
End of period	$83,068,530	$92,154,077

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2022(e)	$16.48	$(0.02)		$(0.95)	$(0.97)	$—	$(1.07)	$(1.07)	$0.00	$14.44	(6.25)%	$5,956	(0.26	)%(f)	1.65	%(f)(g)	71%
2021	13.83	(0.03)		2.68	2.65	—	—	—	0.00	16.48	19.16	6,553	(0.21)		1.69	(g)	173
2020	14.47	(0.01)		(0.35)	(0.36)	—	(0.28)	(0.28)	0.00	13.83	(2.60)	4,565	(0.07)		1.73	(g)	150
2019	14.75	0.01		0.47	0.48	(0.08)	(0.68)	(0.76)	0.00	14.47	3.54	5,697	0.06		1.50	(g)	195
2018	14.96	0.12		(0.14)	(0.02)	—	(0.19)	(0.19)	0.00	14.75	(0.12)	6,974	0.80		1.50		159
2017	13.52	(0.04)		1.48	1.44	—	—	—	0.00	14.96	10.65	6,201	(0.28)		1.51		113
Class A
2022(e)	$16.15	$(0.02)		$(0.92)	$(0.94)	$—	$(1.07)	$(1.07)	$0.00	$14.14	(6.24)%	$28,466	(0.25	)%(f)	1.65	%(f)(g)	71%
2021	13.56	(0.03)		2.62	2.59	—	—	—	0.00	16.15	19.10	32,286	(0.20)		1.69	(g)	173
2020	14.22	(0.04)		(0.34)	(0.38)	—	(0.28)	(0.28)	0.00	13.56	(2.79)	27,976	(0.26)		1.91	(g)	150
2019	14.49	(0.02)		0.47	0.45	(0.04)	(0.68)	(0.72)	0.00	14.22	3.39	34,529	(0.14)		1.70	(g)	195
2018	14.73	0.07		(0.12)	(0.05)	—	(0.19)	(0.19)	0.00	14.49	(0.33)	37,070	0.51		1.70		159
2017	13.35	(0.07)		1.45	1.38	—	—	—	0.00	14.73	10.34	46,887	(0.46)		1.71		113
Class C
2022(e)	$14.41	$(0.07)		$(0.81)	$(0.88)	$—	$(1.07)	$(1.07)	$0.00	$12.46	(6.60)%	$5,514	(1.00	)%(f)	2.40	%(f)(g)	71%
2021	12.19	(0.13)		2.35	2.22	—	—	—	0.00	14.41	18.21	6,753	(0.95)		2.44	(g)	173
2020	12.88	(0.09)		(0.32)	(0.41)	—	(0.28)	(0.28)	0.00	12.19	(3.33)	7,683	(0.77)		2.48	(g)	150
2019	13.22	(0.09)		0.43	0.34	—	(0.68)	(0.68)	0.00	12.88	2.86	16,154	(0.68)		2.25	(g)	195
2018	13.53	(0.00	)(b)	(0.12)	(0.12)	—	(0.19)	(0.19)	0.00	13.22	(0.88)	35,211	(0.01)		2.24		159
2017	12.33	(0.13)		1.33	1.20	—	—	—	0.00	13.53	9.73	38,628	(1.01)		2.26		113
Class Y
2022(e)	$17.53	$0.03		$(1.00)	$(0.97)	$(0.06)	$(1.07)	$(1.13)	$0.00	$15.43	(5.96)%	$43,133	0.41	%(f)	1.01	%(f)(g)(h)	71%
2021	14.66	0.08		2.83	2.91	(0.04)	—	(0.04)	0.00	17.53	19.87	46,562	0.45		1.04	(g)(h)	173
2020	15.28	0.04		(0.38)	(0.34)	—	(0.28)	(0.28)	0.00	14.66	(2.33)	41,698	0.24		1.47	(g)(h)	150
2019	15.53	0.05		0.50	0.55	(0.12)	(0.68)	(0.80)	0.00	15.28	3.86	73,999	0.30		1.25	(g)	195
2018	15.71	0.16		(0.15)	0.01	—	(0.19)	(0.19)	0.00	15.53	0.08	85,655	1.04		1.24		159
2017	14.17	(0.00	)(b)	1.54	1.54	—	—	—	0.00	15.71	10.87	69,801	(0.02)		1.26		113

_____________

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during all years presented. For the years ended October 31, 2021 and 2017, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.69% and 1.50% (Class AAA), 1.69% and 1.70% (Class A), 2.44% and 2.25% (Class C), and 1.03% and 1.25% (Class Y). For the six months ended April 30, 2022 and the years ended October 31, 2020, 2019, and 2018, there was no impact on the expense ratios.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

(e)	For the six months ended April 30, 2022, unaudited.

(f)	Annualized.

(g)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the six months ended April 30, 2022 and the years ended October 31, 2021 and 2020 would have been 1.64%, 1.65%, and 1.59% (Class AAA), 1.64%, 1.66%, and 1.77% (Class A), 2.39%, 2.41%, and 2.34% (Class C), 1.00%, 1.00%, and 1.33% (Class Y). For the year ended October 31, 2019, there was no impact on the expense ratios.

(h)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class Y expenses to the Fund. For the six months ended April 30, 2022 and the years ended October 31, 2021 and 2020, these reimbursements amounted to $86,428, $167,545, and $8,086, respectively. Without these reimbursements, the operating expenses would have been 1.40%,1.44%, and 1.47%, respectively.

See accompanying notes to financial statements.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund, the sole series of the Gabelli 787 Fund, Inc. (the Corportion), is incorporated in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Its primary objective is capital appreciation. The Fund commenced investment operations on February 28, 2001.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 04/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Building and Construction	$3,726,317	$361,075	—	$4,087,392
Containers and Packaging	633,847	89,125	—	722,972
Machinery	2,790,826	121,319	—	2,912,145
Telecommunications	1,891,266	231,544	—	2,122,810
Wireless Communications	2,284,149	114,096	—	2,398,245
Other Industries (b)	63,123,435	—	—	63,123,435
Total Common Stocks	74,449,840	917,159	—	75,366,999
Closed-End Funds	—	172,500	—	172,500
Rights (b)	328,000	32,075	$24,840	384,915
Warrants (b)	—	3,912	—	3,912
U.S. Government Obligations	—	7,158,853	—	7,158,853
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$74,777,840	$8,284,499	$24,840	$83,087,179
LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(42,847)	—	—	$(42,847)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(42,847)	—	—	$(42,847)

_____________

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended April 30, 2022, the Fund did not have material transfers into or out of Level 3.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended April 30, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at April 30, 2022, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended April 30, 2022, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the six months ended April 30, 2022, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at April 30, 2022 are reflected within the Schedule of Investments. For the six months ended April 30, 2022, the Fund incurred $2,932 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At April 30, 2022, the Fund did not hold any restricted securities.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains as determined under GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

Distributions paid from:
Ordinary income	$98,437
Net long term capital gains	3,643
Total distributions paid	$102,080

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at April 30, 2022:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$82,758,773	$10,294,367	$(10,008,808)	$285,559

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended April 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class Y to the extent necessary to maintain Class Y’s total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least September 30, 2023 at no more than 1.00% of the value of its average daily net assets. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets. During the period ended April 30, 2022, the Adviser reimbursed certain expenses in the amount of $86,428. At April 30, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $262,059:

For the fiscal year ended October 31, 2020, expiring October 31, 2022	$8,086
For the fiscal year ended October 31, 2021, expiring October 31, 2023	167,545
For the six months ended April 30, 2022, expiring October 31, 2024	86,428
$262,059

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class Y Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y Shares do not participate in the Plan and pay no distribution fees.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

5. Portfolio Securities. Purchases and sales of securities during the six months ended April 30, 2022, other than short term securities and U.S. Government obligations, aggregated $63,937,594 and $55,152,918, respectively.

6. Transactions with Affiliates and Other Arrangements. During the six months ended April 30, 2022, the Fund paid $4,640 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $454 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the six months ended April 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,049.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended April 30, 2022, the Fund accrued $22,500 in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund is allocated a portion of the chief compliance officer’s cost. For the six months ended April 30, 2022, the Fund paid or accrued $1,221 in chief compliance officer compensation in the Statement of Operations.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended April 30, 2022, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the six months ended April 30, 2022 and the fiscal year ended October 31, 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	97,638	$1,554,630	104,530	$1,705,906
Shares issued upon reinvestment of distributions	29,721	460,670	—	—
Shares redeemed	(112,578)	(1,695,196)	(36,847)	(592,535)
Net increase	14,781	$320,104	67,683	$1,113,371
Class A
Shares sold	83,704	$1,261,399	221,753	$3,446,011
Shares issued upon reinvestment of distributions	120,836	1,833,081	—	—
Shares redeemed	(189,572)	(2,829,083)	(285,586)	(4,465,918)
Net increase/(decrease)	14,968	$265,397	(63,833)	$(1,019,907)
Class C
Shares sold	12,191	$160,080	51,804	$740,966
Shares issued upon reinvestment of distributions	34,843	467,238	—	—
Shares redeemed	(72,967)	(967,706)	(213,332)	(2,965,646)
Net decrease	(25,933)	$(340,388)	(161,528)	$(2,224,680)
Class Y
Shares sold	645,671	$10,540,756	608,112	$10,554,845
Shares issued upon reinvestment of distributions	158,390	2,616,597	5,774	92,206
Shares redeemed	(663,937)	(11,286,242)	(802,134)	(13,305,010)
Net increase/(decrease)	140,124	$1,871,111	(188,248)	$(2,657,959)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Gabelli Enterprise Mergers and Acquisitions Fund (the Fund), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the Advisory Agreement) with the Adviser for the Fund.

More specifically, at a meeting held on February 7, 2022, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1) The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, and overseeing all of the Fund’s third party service providers as well as providing general corporate services.

The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board Members also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries. The Board Members evaluated these factors based on their direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and longstanding relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

Gabelli Enterprise Mergers and Acquisitions Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared with its Broadridge peer group of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one, three, five, and ten year average annual total returns for the periods ended December 31, 2021. The peer group considered by the Board Members was developed by Broadridge and was comprised of the Fund and all retail and institutional alternative event driven funds, regardless of asset size or primary channel of distribution (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was above the median for the one, three, five, and ten year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against the comparative Broadridge expense peer group (Expense Peer Group). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered both the comparative contract rates as well as the level of the total expense ratio, with respect to the Expense Peer Group. The Board Members noted that the Fund’s advisory fee and total expense ratios were below the median when compared with those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs or accounts with similar investment objectives, noting that the fees charged by the Adviser were the same or lower than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2021. The Board Members considered one analysis for the Adviser as a whole and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as

Gabelli Enterprise Mergers and Acquisitions Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

a Pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from its management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

6) Conclusion.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

GABELLI ENTERPRISE MERGERS AND
ACQUISITIONS FUND
A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

Net Asset Values per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director and
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corporation

Kuni Nakamura
President,
Advanced Polymer, Inc.

Regina M. Pitaro
Managing Director,
GAMCO Asset Management, Inc.

Salvatore M. Salibello
Senior Partner,
Bright Side Consulting

Salvatore J. Zizza

Chairman,
Zizza & Associates Corp.

OFFICERS
Bruce N. Alpert
President

John C. Ball

Treasurer

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

Daniel Plourde

Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING

AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q222SR

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Gabelli 787 Fund, Inc.

By (Signature and Title)*

/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date

June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date

June 30, 2022

By (Signature and Title)*

/s/ John C. Ball

John C. Ball, Principal Financial Officer and Treasurer

Date

June 30, 2022

* Print the name and title of each signing officer under his or her signature.